                               SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         O'SULLIVAN INDUSTRIES HOLDINGS, INC.
                   (Name of Registrant as Specified in Its Charter)

              ----------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or Item 22(a)(2)
    of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)   Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------
    2)   Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------
    4)   Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------
    5)   Total fee paid:

         ---------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         ---------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------

    3)   Filing Party:

    4)   Date Filed:

                       O'SULLIVAN  INDUSTRIES  HOLDINGS,  INC.
                                   1900 Gulf Street
                             Lamar, Missouri  64759-1899

                          ----------------------------------

                    NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS

                        TO  BE  HELD  ON  NOVEMBER  14,  1996

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of O'Sullivan Industries Holdings, Inc. will be held at 401 Ward Parkway, Kansas City, Missouri 64112 on Thursday, November 14, 1996 at 10:00 A.M. (Central Standard Time) for the following purposes:

    (1)  To elect three Class III Directors;

    (2) To consider approval of the amendment and restatement of the Company's 1994 Incentive Stock Plan and the approval of Special Option awards under such plan; and

    (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The transfer books will not be closed. The date fixed by the Board of Directors as the record date for the determination of the stockholders entitled to notice of, and to vote at, said Annual Meeting or any adjournment or adjournments thereof is the close of business on September 20, 1996.

                                       By Order of the Board of Directors,


                                       /s/ Rowland H. Geddie, III

                                            Rowland H. Geddie, III
                                       Vice President, General Counsel
                                                and Secretary

Lamar, Missouri
September 26, 1996


    EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY. SHOULD YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. FOR YOUR CONVENIENCE, ENCLOSED IS A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                   PROXY  STATEMENT

                       O'SULLIVAN  INDUSTRIES  HOLDINGS,  INC.
                                   1900 Gulf Street
                             Lamar, Missouri  64759-1899

                        ANNUAL  MEETING  OF  STOCKHOLDERS  OF
                       O'SULLIVAN  INDUSTRIES  HOLDINGS,  INC.
                   TO  BE  HELD  ON  THURSDAY,  NOVEMBER  14,  1996

    This Proxy Statement is being furnished to stockholders of O'Sullivan Industries Holdings, Inc., a Delaware corporation ("O'Sullivan" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") from holders of record of the Company's common stock, par value $1.00 per share ("Common Stock"), as of the close of business on September 20, 1996 (the "Annual Meeting Record Date"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Thursday, November 14, 1996, at 10:00 A.M. (Central Standard Time) at 401 Ward Parkway, Kansas City, Missouri 64112, and at any adjournment or postponement thereof. This Proxy Statement is first being mailed to the holders of Common Stock on or about September 26, 1996.

                          PURPOSES  OF  THE  ANNUAL  MEETING

    At the Annual Meeting, holders of shares of Company securities entitled to vote at the Annual Meeting will be asked to consider and to vote upon the following matters:

    (1) the election of three Class III Directors of the Company to hold office in accordance with the By-laws of the Company;

    (2) the approval of the amendment and restatement of the Company's 1994 Incentive Stock Plan and the approval of Special Option awards issued thereunder; and

    (3)  such other business as may properly come before the meeting.

    The Board unanimously recommends a vote FOR the election of the Board's nominees for election as directors of the Company and FOR the approval of the amendment and restatement of the Company's 1994 Incentive Stock Plan and Special Option awards issued thereunder. As of the date of this Proxy Statement, the Board knows of no other business to come before the Annual Meeting.

                       VOTING  RIGHTS  AND  PROXY  INFORMATION

    Only holders of record of shares of Common Stock as of the close of business on the Annual Meeting Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of Common Stock is entitled to one vote. As of the Annual Meeting Record Date, a total of 16,819,633 shares of Common Stock were issued and outstanding.

    The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock as of the Annual Meeting Record Date is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of at least a majority of the outstanding shares of Common Stock present and voting, in person or by properly executed proxy, at the Annual Meeting is required to approve the election of each of the Company's nominees for election as a director and any other matter properly coming before the meeting.

    For purposes of determining whether a proposal has received a majority vote, abstentions will not be included in the vote total, and, therefore, will have no effect on the outcome of the vote. For purposes of determining whether a proposal has received a majority vote, in instances where brokers are prohibited from exercising discretionary authority for beneficial holders of Common Stock who have not returned a proxy (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote. Shares held by holders who are either present in person or represented by proxy who abstain or for whom the authority to vote is withheld on certain matters will, however, be treated as present for quorum purposes on all matters.

    All voting securities that are represented at the Annual Meeting by properly executed proxies received by the Secretary of the Company prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the election of the Board's nominees for election as directors of the Company and FOR the approval of the amendment and restatement of the Company's 1994 Incentive Stock Plan and Special Option awards issued thereunder.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same voting securities and delivering it to the Company at or before the Annual Meeting or (iii) attending the Annual Meeting, filing a written revocation of proxy and voting in person (attendance at the Annual Meeting and voting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy or subsequent proxies should be received by mail or hand-delivered to O'Sullivan Industries Holdings, Inc.,
Attention: Mr. Rowland H. Geddie, III, 1900 Gulf Street, Lamar, Missouri 64759-1899.

    The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Common Stock and will reimburse them for their expenses in so doing. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone, facsimile or other electronic means.

                               ELECTION  OF  DIRECTORS

    The Company's By-laws provide for a Board of Directors divided into three classes (Class I, Class II and Class III) having staggered three-year terms with each class as nearly equal in size as possible. The current term of office of the directors in Class III expires at the Annual Meeting. The terms of office of directors in Class I and Class II will expire at the annual meetings of stockholders to be held in 1997 and 1998, respectively. At each annual meeting of stockholders, directors will be elected to succeed those whose terms then expire, with each newly elected director to serve for a three-year term.

    On August 29, 1996, the Board of Directors was expanded to eight members. Mr. Richard D. Davidson was appointed to fill the Class I vacancy created by the resignation of Mr. Gregory C. Kowert, and Mr. Stewart M. Kasen was appointed to fill the newly created Class III position.

                                       NOMINEES

    Messrs. William C. Bousquette, Stewart M. Kasen and Daniel F. O'Sullivan have been nominated as Class III directors to serve a three-year term ending at the annual meeting in 1999. It is intended that the persons named in the accompanying proxy will vote shares represented by properly executed proxies for the election of the three listed nominees as directors unless authority to vote is withheld. If any nominee should become unavailable to serve on the Board of Directors, the persons named in the proxy may act with discretionary authority to vote the proxy for such other person, if any, as may be designated by the Board of Directors. However, the Board of Directors is not aware of any circumstances likely to render any of the nominees unavailable for election.

    The following sets forth certain information with respect to the business experience of each nominee during the past five years and certain other directorships held by each nominee. References to service with the Company in this section include service with O'Sullivan Industries, Inc., the Company's wholly-owned subsidiary.

CLASS III DIRECTORS--TERM EXPIRING 1999

WILLIAM C. BOUSQUETTE, 59, was appointed a Director of the Company in December 1993. Since January 1995, Mr. Bousquette has been the Senior Vice President and Chief Financial Officer of Texaco, Inc., an integrated petroleum company. From January 1994 to January 1995 and from November 1990 to January 1993, he was Executive Vice President and Chief Financial Officer of Tandy Corporation
("Tandy"), a retailer of consumer electronics products.   From January 1993 to
January 1995, he was Chief Executive Officer of TE Electronics Inc. ("TE"), a subsidiary of Tandy. From 1983 until the Company's initial public offerings (the "Offerings") in February 1994, Tandy and TE owned all of the stock of the Company. Mr. Bousquette is also a director of Cyprus Amax Minerals Company, a mining company.

STEWART M. KASEN, 57, is a private investor. He was the Chief Executive Officer of Best Products Co., Inc., a chain of retail stores, from October 1989 to April 1996. He is a director of Markel Corp., an underwriter of specialty insurance products, and Spreckels Industries, Inc., a manufacturer and distributor of materials handling and industrial components products. Mr. Kasen was appointed a director of the Company in August 1996 to fill a newly created Class III Director position.

DANIEL F. O'SULLIVAN, 55, has been President of O'Sullivan Industries, Inc. ("Industries") since July 1986 and was appointed as Chief Executive Officer and President and a Director of the Company in November 1993 and as a Director and as Chairman of the Board of Industries in 1994. He became Chairman of the Board of the Company in December 1993. He relinquished his position as President of the Company and Industries in July 1996. Mr. O'Sullivan has been employed by the Company since September 1962.


    The following sets forth certain information with respect to all members of the Company's Board of Directors whose current terms will continue after the Annual Meeting.


CLASS I DIRECTORS--TERM EXPIRING 1997

RICHARD D. DAVIDSON, 48, was appointed President and Chief Operating Officer of the Company and Industries in July 1996 and as a Director of Industries and the Company in July 1996 and August 1996, respectively. From 1990 to October 1995, Mr. Davidson served as Senior Vice President of Sunbeam Corporation and as President of the Sunbeam Outdoor Products Division. Mr. Davidson was appointed as a Class I Director in August 1996 to fill the vacancy created by the resignation of Mr. Gregory C. Kowert.

RONALD G. STEGALL, 49, has been President and Chief Executive Officer of Arlington Equity Partners, a venture capital investment firm, since 1992. From November 1992 through April 1994, he was Chairman of the Board and Chief Executive Officer of LiL' Things, Inc., a chain of retail children's stores; he continues as Chairman of LiL' Things. From 1987 through 1991, he was Chairman and Chief Executive Officer of BizMart, Inc., a chain of office products
superstores subsequently sold to Office Max, Inc.   Mr. Stegall is also a
director of InterTAN, Inc., a retailer of consumer electronics products with locations in Canada, Australia and the United Kingdom, and Hastings Entertainment, Inc., a retailer of books, audio and video recordings and
software.   Mr. Stegall was appointed a Director of the Company in July 1994.


CLASS II DIRECTORS--TERMS EXPIRING 1998

CHARLES G. HANSON, 83, retired on December 31, 1993 from his career as the founder, President and Chief Executive Officer of Stuart Hall Co., a commercial stationery manufacturer, following the sale of Stuart Hall to The Newell Co. He is also a member of the Board of Trustees of the Eisenhower Medical Center and the Barbara Sinatra Children's Center. Mr. Hanson was appointed a Director of the Company in March 1995.

THOMAS M. O'SULLIVAN, SR., 74, was appointed Director of the Company in December 1993. He founded O'Sullivan Industries in 1954 and served as its President until June 1986. He has been President of O'Sullivan Properties, Inc., a real estate investment company, since December 1986. Mr. O'Sullivan has served as a Director of the Company since December 1993.

TYRONE E. RIEGEL, 53, has been Executive Vice President of Industries since July 1986 and was appointed a Director and Executive Vice President of the Company in November 1993. Mr. Riegel has been employed by the Company since January 1964.

CERTAIN RELATIONSHIPS.   Daniel F. O'Sullivan, Thomas M. O'Sullivan, Jr., the
Company's Vice President-Sales, and Michael P. O'Sullivan, the Company's Vice President-Marketing, are brothers. Tyrone E. Riegel and James C. Hillman, the Corporation's Vice President-Human Resources, are brothers-in-law of Daniel F.
O'Sullivan, Thomas M. O'Sullivan, Jr. and Michael P. O'Sullivan.   Tyrone E.
Riegel and E. Thomas Riegel, the Company's Vice President-Strategic Operations, are brothers. Thomas M. O'Sullivan, Sr. is the father of Daniel F. O'Sullivan, Thomas M. O'Sullivan, Jr. and Michael P. O'Sullivan and is the father-in-law of Tyrone E. Riegel and James C. Hillman.

                     ORGANIZATION  OF  THE  BOARD  OF  DIRECTORS

    The business of the Company is managed under the direction of the Board of Directors. The Board of Directors has established two committees to oversee specific matters affecting the Company, an Audit Committee and a Compensation Committee.

    The Audit Committee is composed entirely of non-employee directors, currently Messrs. Bousquette (Chairman), Hanson and Stegall. The Audit Committee reviews the Company's financial statements with management and the independent auditors; recommends to the Board of Directors the firm of independent accountants to perform the annual audit; reviews and approves the scope of the independent auditors' work; reviews the adequacy of the Company's significant accounting policies and its internal accounting controls; reviews and approves the fees of the independent auditors; and has general responsibility for related matters. This Committee held three meetings during fiscal 1996.

    The Compensation Committee members are Messrs. Stegall (Chairman), Bousquette and Hanson. The principal functions of this Committee are to review and make recommendations to the Board concerning officer compensation plans. This Committee also makes grants of stock options, restricted stock and other awards to executive officers and other employees under the Company's 1994 Incentive Stock Plan. This Committee met four times during fiscal 1996.

    The Company does not have a Nominating Committee.

    The Board of Directors of the Company held six meetings during fiscal 1996. Each director attended all of the meetings of the Board of Directors and of each committee on which he served held during fiscal 1996.


                               DIRECTORS'  COMPENSATION

    Directors of the Company who are not employees of the Company or its subsidiaries are paid an annual retainer of $12,000. Each committee chairman receives an additional $1,000 per year. Expenses of attendance at meetings are paid by the Company. Non-employee directors receive an additional $1,000 for each Board meeting attended in person or by telephone and $800 for each committee meeting attended in person or by telephone. Employees of the Company do not receive additional compensation for their service as a Director other than payment of expenses, if any, to attend a meeting.

    Under the Company's 1994 Incentive Stock Plan, which commenced in February 1994, each non-employee director automatically is granted non-qualified stock options to purchase 1,000 shares of Common Stock on the first trading day in September of each year that he or she serves as a director. The option exercise price is set at the fair market value (as defined in the Company's 1994 Incentive Stock Plan) of a share of Common Stock on the first trading day immediately preceding the date of grant. The options vest in three equal increments on the first, second and third anniversaries of the date of grant.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF COMPANY VOTING SECURITIES

    The following table sets forth, as of the Annual Meeting Record Date, certain information with respect to the beneficial ownership of Common Stock (the only class of the Company's securities entitled to voting rights) by
(i) each director of the Company, (ii) each of the most highly compensated executive officers of the Company for the fiscal year ended June 30, 1996, and
(iii) the Company's directors and officers as a group:

            NAME                         SHARES BENEFICIALLY     AMOUNT PERCENT
                                                OWNED(1)             OF CLASS
     Daniel F. O'Sullivan                       67,092(2)               *
     William C. Bousquette                       6,001(3)               *
     Richard D. Davidson                        30,300                  *
     Charles G. Hanson                          15,334(4)               *
     Stewart M. Kasen                            4,400                  *
     Thomas M. O'Sullivan, Sr.                 163,359(5)               *
     Tyrone E. Riegel                           50,112(6)               *
     Ronald G. Stegall                           4,501(7)               *
     Thomas M. O'Sullivan, Jr.                  45,400(8)               *
     Rowland H. Geddie, III                     16,308(9)               *
     E. Thomas Riegel                           19,746(10)              *
     Directors and Executive Officers as a
       group (14 persons)                      499,580(11)              3.0%

- ------------------------------
     *Less than 1%.

     (1)Each person has sole voting and investment power with respect to the shares shown except as otherwise noted.

     (2)Includes (a) 13,587 shares of restricted stock granted on February 2, 1994 subject to five-year vesting provisions, with respect to which Mr. O'Sullivan has no investment power; (b) 25,659 shares issuable within 60 days upon the exercise of stock options; (c) 1,072 shares held under the Company's Savings and Profit Sharing Plan (the "SPSP"), as to which
Mr. O'Sullivan has no investment power; and (d) 500 shares owned by Mr. O'Sullivan's spouse, as to which Mr. O'Sullivan disclaims ownership.

     (3)Includes 1,001 shares issuable upon the exercise of stock options.

     (4)Includes 334 shares issuable upon the exercise of stock options.

     (5)Includes 134,438 shares owned indirectly through O'Sullivan Properties, Inc. Mr. O'Sullivan and his spouse own all of the voting stock of O'Sullivan Properties, Inc. Of the remaining shares, (a) 1,001 shares are issuable upon the exercise of stock options; (b) 10,150 shares are held by a trust of which he and his spouse are co-trustees and he is the beneficiary; (c) 10,150 shares are held by a trust of which he and his spouse are co-trustees and his spouse is the beneficiary; and (d) 1,300 shares are owned by his spouse. Mr. O'Sullivan shares voting and investment powers with respect to the shares held by the trusts. Mr. O'Sullivan disclaims beneficial ownership of the shares of which his spouse is the owner or the beneficiary.

     (6)Includes (a) 6,363 shares of restricted stock granted on February 2, 1994 subject to five-year vesting requirements, with respect to which Mr. Riegel has no investment power; (b) 809 shares held under the SPSP, as to which Mr. Riegel has no investment power; and (c) 19,305 shares issuable within 60 days upon the exercise of stock options.

     (7)Includes 1,001 shares issuable upon the exercise of stock options.

     (8)Includes 13,036 shares held by a limited partnership of which Mr. O'Sullivan is the general partner, and 4,995 shares held as custodian for his minor son. Mr. O'Sullivan disclaims beneficial ownership of these shares. Also includes (a) 8,334 shares issuable within 60 days upon the exercise of stock options; and (b) 2,352 shares held under the SPSP as to which Mr. O'Sullivan has no or limited investment power.

     (9)Includes (a) 8,334 shares issuable within 60 days upon the exercise of stock options; and (b) 487 shares held under the SPSP, as to which Mr. Geddie has no investment power.

     (10)Includes (a) 8,334 shares issuable within 60 days upon the exercise of stock options; and (b) 827 shares held under the SPSP, as to which Mr. Riegel has no or limited investment power.

     (11)See notes 1 through 10 above. Includes a total of 87,638 shares issuable, either currently or within 60 days, upon the exercise of stock options.

     SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The Company is not aware of any person who beneficially owns in excess of 5% of the total issued and outstanding shares of Common Stock, except for the persons in the table below.

     The table below sets forth as of the dates indicated in the footnotes certain information regarding each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known by the Company to own beneficially more than 5% of the Common Stock, the only class of voting securities of the Company that is outstanding.

       NAME AND ADDRESS OF             AMOUNT AND NATURE OF     PERCENTAGE
       BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP    OF CLASS
      -------------------              --------------------    ----------

     Glickenhaus & Co.                      1,732,500(1)           10.3%
     6 East 43rd Street
     New York, New York 10017

     Connor, Clark & Company Ltd.           1,339,850(2)            8.0%
     Scotia Plaza
     40 King Street
     Suite 5110, Box 125
     Toronto, Ontario M5H 3Y2

     Wanger Asset Management Ltd.             912,000(3)            5.4%
     Wanger Asset Management, L.P.
     Ralph Wanger
     227 West Monroe Street, Suite 3000
     Chicago, Illinois  60606

- ------------------------------
     (1)Based on information contained in a Schedule 13G dated April 1, 1996 and filed with the Securities and Exchange Commission by Glickenhaus & Co., Glickenhaus & Co. exercised, as of March 31, 1996, investment discretion with respect to the indicated shares.

     (2)Based on information contained in an amendment Schedule 13G dated February 1, 1996 and filed with the Securities and Exchange Commission by Connor, Clark & Company Ltd., Connor, Clark & Company Ltd. exercised, as of December 31, 1995, shared investment and/or voting power with respect to the indicated shares, which were held in securities accounts of many clients.

     (3)Based on information contained in a Schedule 13G dated February 9, 1996 and filed by Wanger Asset Management, L.P., Wanger Asset Management Ltd. and Ralph Wanger, Wanger Asset Management, L.P. exercised investment discretion with respect to the indicated shares, as the investment adviser to Acorn Investment Trust, Series Designated Acorn Fund.


                                CERTAIN  TRANSACTIONS

     Industries leases training space and storage and repair shop space in Lamar, Missouri from O'Sullivan Properties, Inc. ("Properties"), all of whose voting stock is owned by Mr. Thomas M. O'Sullivan, Sr. and his wife. During a portion of fiscal 1996, the Company also leased office and showroom space from O'Sullivan Properties, Inc. The continuing leases are cancellable upon 90 days' notice or less. During fiscal 1996, Industries paid Properties an aggregate of $39,042 pursuant to the two leases. The Company believes the lease amounts paid to O'Sullivan Properties, Inc. were competitive with other potential sites or, where no other sites were available, were reasonable.

                              SUMMARY COMPENSATION TABLE

     The following table reflects the cash and non-cash compensation for the Chief Executive Officer of the Company and the four next most highly compensated executive officers of the Company at June 30, 1996 (the "Named Officers").


                                             ANNUAL                 LONG-TERM
                                        COMPENSATION(1)            COMPENSATION
                                        ----------------      ---------------------
                                                               RESTRICTED SECURITIES
                                                                 STOCK   UNDERLYING       ALL OTHER
NAME AND PRINCIPAL            FISCAL    SALARY      BONUS      AWARDS(2)     STOCK      COMPENSATION
     POSITION                   YEAR       ($)        ($)         ($)   OPTIONS (#)(3)     ($)(4)
Daniel F. O'Sullivan,          1996     220,000      56,932        -         36,000        23,003
CHAIRMAN AND                   1995     210,000      48,512        -         22,000        25,565
CHIEF EXECUTIVE OFFICER        1994     155,181     117,728     320,993     240,000(5)     35,544
Tyrone E. Riegel,              1996     177,500      36,068        -         22,000        14,242
EXECUTIVE VICE PRESIDENT       1995     173,750      30,985        -         14,000        14,667
                               1994     129,546      77,988     150,325     150,000(5)     20,858
Thomas M. O'Sullivan, Jr.,     1996     115,000      16,548        -         11,000        16,956
VICE PRESIDENT-SALES           1995     112,502      14,208        -          7,000        16,908
                               1994      88,462      35,019        -         70,000(5)     20,642
Rowland H. Geddie, III,        1996     115,000      16,548        -         11,000         9,310
VICE PRESIDENT, GENERAL        1995     112,502      14,208        -          7,000         5,056
COUNSEL AND SECRETARY          1994      63,357      16,631        -         70,000(5)     33,496
E. Thomas Riegel,              1996     115,000      16,548        -         11,000        16,956
VICE PRESIDENT-                1995     112,502      13,908        -          7,000        16,908
STRATEGIC OPERATIONS           1994      95,519      33,946        -         70,000(5)     21,245

- ------------------------------
     (1)For the years shown, the Named Officers did not receive any annual compensation not properly categorized as salary or bonus, except for certain perquisites and other personal benefits. The amounts for perquisites and other personal benefits for the Named Officers are not shown because the aggregate amount of such compensation, if any, for each of the Named Officers during the fiscal year shown does not exceed the lesser of $50,000 or 10% of total salary and bonus reported for such officer.

     (2)Restricted shares were awarded to Messrs. Daniel F. O'Sullivan and Tyrone E. Riegel in connection with the Offerings under the Company's 1994 Incentive Stock Plan upon the surrender by Messrs. O'Sullivan and Riegel of their options to purchase shares of Tandy Corporation common stock.
Mr. O'Sullivan received 13,587 shares of restricted stock and Mr. Riegel received 6,363 shares, which shares are the only shares of restricted Common Stock awarded by the Company. These shares had a value of $98,505 and $46,132, respectively, based on the average of the high and the low prices of the Common Stock on the New York Stock Exchange on June 30, 1996. The restricted Common Stock becomes vested as to one-fifth of such shares on each of the first five anniversaries of the date of the award, if they are still employed by the Company. The restrictions on resale lapse on February 2, 1999. If dividends are paid on Common Stock before the restrictions lapse, dividends on the restricted shares would be held in escrow. Interest on any such dividends would be paid at the prime rate.

     (3)Includes all options granted during fiscal years shown under the Company's 1994 Incentive Stock Plan. No stock appreciation rights were granted with any options.

     (4)In 1996, other compensation for Mr. Daniel F. O'Sullivan consisted of an automobile allowance of $5,923, matching and profit sharing contributions under the Company's Stock Purchase Program (the "SPP") and the SPSP of $6,713 and $10,367, respectively. Other compensation for Mr. Terry Riegel in 1996 consisted of matching and profit sharing contributions under the SPP and the SPSP of $5,212 and $9,030, respectively. Other compensation to each of Messrs. Thomas M. O'Sullivan, Jr. and E. Thomas Riegel in 1996 consisted of an automobile allowance of $7,000 and matching and profit sharing contributions under the SPP and the SPSP of $3,230 and $6,725, respectively. In 1996, Mr. Geddie received other compensation of matching and profit sharing contributions under the SPP and the SPSP of $2,584 and $6,725, respectively. The table does not include amounts payable in the event of a change in control. See "Change in Control Protections."

     (5)These options were cancelled effective September 1995.

                         OPTION  GRANTS  IN  THE  LAST  YEAR

     During the year ended June 30, 1996, options were granted to the Named Officers and to the other groups named in the table below. The potential value of such options at the specified rates of appreciation are shown in this table. The Company's 1994 Incentive Stock Plan provides for the grant of stock appreciation rights; however, no such rights have been granted.


                                                                                                  POTENTIAL REALIZABLE
                                        NUMBER OF     % OF TOTAL                                     VALUE AT ASSUMED
                                      SECURITIES        OPTIONS                                        ANNUAL RATES
                                      UNDERLYING     GRANTED TO     EXERCISE                       --------------------
                                         OPTIONS       EMPLOYEES     OR BASE
                                         GRANTED     DURING THE      PRICE        EXPIRATION         5%(2)       10%(2)
      NAME                              (#)(1)        FISCAL YEAR  ($/SHARE)         DATE              ($)          ($)
Daniel F. O'Sullivan                     36,000          15.1         7.50           11/9/05       169,802       430,310
Tyrone E. Riegel                         22,000           9.3         7.50           11/9/05       103,768       262,968
Thomas M. O'Sullivan, Jr.                11,000           4.6         7.50           11/9/05        51,884       131,484
Rowland H. Geddie, III                   11,000           4.6         7.50           11/9/05        51,884       131,484
E. Thomas Riegel                         11,000           4.6         7.50           11/9/05        51,884       131,484
All officers as a group (9 persons)     156,000          65.6     6.1875-7.50    11/9/05-2/6/06    715,171     1,812,384
All current directors
   who are not officers                   4,000           1.7        7.8125          9/1/05         19,653        49,804
All employees,
   excluding executive officers          81,750          34.4     6.1875-7.50    11/9/05-2/6/06    381,464       966,704

- -----------------
     (1)All annual grant options to the Named Officers were incentive stock options ("ISO's") to purchase Common Stock granted under the Company's 1994 Incentive Stock Plan, except that (a) Mr. Daniel F. O'Sullivan received ISO's to purchase 15,555 shares and non-qualified options ("NSO's") to purchase 20,445 shares; and (b) Mr. Tyrone E. Riegel received ISO's to purchase 15,555 shares and NSO's to purchase 6,445 shares. Each grant of ISO's becomes exercisable over the first three anniversaries of the date of grant, with full vesting on the third anniversary. Each grant of NSO's becomes exercisable on each of the first five anniversaries of the date of grant, with full vesting on the fifth anniversary. For persons who continue to serve as employees of the Company, the options expire 10 years from the date of grant. The exercise price and any tax withholding may be paid by cash or delivery of already owned shares and cash.

     (2)The potential gains reported are net of the per share option exercise price, but before taxes associated with the exercise. If these gains are achieved, the value of the Common Stock would likewise increase 5% or 10%, respectively, per year. These gains are calculated based on the market price on the date of grant and the stated assumed rates of appreciation each year over the life of the option. Actual gains, if any, on stock option exercises depend on the future performance of the Common Stock, overall market conditions, and the option holder's continued employment through the option expiration date.
The amounts reflected in the table may not be achieved. If stockholders on the date of grant held their shares for the same period of time (representing the ten year life of the option), they would have seen an increase in the collective value of their Common Stock, calculated at the assumed 5% and 10% annual appreciation rates and over the same period, in excess of $79,334,000 and $201,050,000, respectively.

                             FISCAL  1997  OPTION  GRANTS

     In July 1996, the Compensation Committee awarded annual and special option grants to the Company's officers and other key employees. The number of shares of Common Stock covered by the options to the Named Officers and all officers as a group were as follows:


                                                             ANNUAL      SPECIAL
                      NAME                                   OPTION       OPTION
                                                             GRANTS       GRANTS

Daniel F. O'Sullivan                                          36,000     100,000
Tyrone E. Riegel                                              22,000      62,500
Thomas M. O'Sullivan, Jr.                                     11,000      30,000
Rowland H. Geddie, III                                        11,000      30,000
E. Thomas Riegel                                              11,000      30,000
All officers as a group (9 persons)                          181,000     406,250
All current directors who are not executive officers
  (5 persons)                                                      -           -
All employees, excluding executive officers                   79,200     219,000

     The exercise price for all of the options awarded on July 1, 1996, is $7.1875 per share. The options to purchase an aggregate of 625,250 shares of Common Stock shown under the column titled "Special Option Grants" are the Special Options being submitted to the Company's stockholders for approval at the 1996 Annual Meeting.

     ISO's covered by the annual grants vest in increments over the first three anniversaries of the date of grant. NSO's covered by the annual grants become exercisable in increments over the first five anniversaries of the date of grant. All of the annual grant options awarded to the Named Officers were ISO's except that Mr. Daniel F. O'Sullivan received NSO's covering 22,087 shares and Mr. Tyrone E. Riegel received NSO's covering 8,087 shares.

     The Special Options are NSO's. To the extent certain performance objectives regarding (a) Company quarterly earnings measured against Company goals and (b) percentage sales increases measured against a competitor are met, the Special Options become exercisable in one-third increments on each of the first three anniversaries of the date of grant and expire ten years after the date of grant. To the extent the performance objectives are not met, the Special Options become exercisable on August 10, 2003, and expire on September 10, 2003.


                          OPTION EXERCISES IN THE LAST YEAR
                              AND YEAR-END OPTION VALUES

     The following table summarizes information on outstanding options to purchase Common Stock held by the Named Officers as of June 30, 1996. No options were exercised during the fiscal year ended June 30, 1996. At June 30, 1996, no options held by the Named Officers were "in-the-money."

                                       NUMBER OF UNEXERCISED OPTIONS AT
                                                 YEAR END (#)
                                       --------------------------------
                       NAME               EXERCISABLE   UNEXERCISABLE

               Daniel F. O'Sullivan          9,442         48,558
               Tyrone E. Riegel              7,375         28,625
               Thomas M. O'Sullivan, Jr.     2,334         15,666
               E. Thomas Riegel              2,334         15,666
               Rowland H. Geddie, III        2,334         15,666

     In September 1995, the Committee cancelled the stock options granted in connection with the Offerings, with the agreement of each option recipient.

                           CHANGE  IN  CONTROL  PROTECTIONS

TERMINATION PROTECTION AGREEMENTS

     The Company has entered into Termination Protection Agreements with its executive officers (collectively, the "Executives"). The Termination Protection Agreements (all of which are substantially similar) have initial terms of two years which automatically extend for successive one-year periods unless terminated by either party. If the employment of any of the Executives is terminated (with certain exceptions) within 24 months following a "Change in Control," or in certain other instances in connection with a Change in Control, the Executives are entitled to receive certain cash payments (an amount equal to current annual salary and bonus, and an amount equal to the contributions that the Company would have made to the SPP and the SPSP over a twelve month period assuming the foregoing salary and bonus were used to calculate the Company's contributions), as well as the continuation of fringe benefits (including life insurance, disability, medical, dental and hospitalization benefits) for a period of up to twelve months. Additionally, profit sharing benefits under the SPSP vest, all restrictions on any outstanding incentive awards or shares of restricted Common Stock will lapse and such awards or shares will become fully vested, all outstanding stock options will become fully vested and immediately exercisable, and the Company will be required to purchase for cash, on demand made within 60 days following a Change in Control, any shares of unrestricted Common Stock and options for shares at the then current per-share fair market value. The Agreements as amended in February 1996 also provide one year of outplacement services for the Executive and that, if the Executive moves more than twenty miles from his primary residence in order to accept permanent employment within 36 months after leaving the Company, the Company will, upon request, repurchase his primary residence at a price determined in accordance with the Agreement.

     The Termination Protection Agreements also provide that the Company will make an additional "gross-up payment" (as defined in the Agreements) to the Executives to offset fully the effect of any excise tax imposed under
Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), on any payment made to any of the Executives arising out of or in connection with the employment of any of the Executives. In addition, the Company will pay all legal fees and related expenses incurred by any of the Executives arising out of employment or termination of employment.

     A "Change in Control" will be deemed to have occurred if either (i) any person or group acquires beneficial ownership of 15% of the voting securities of the Company, (ii) there is a change in the composition of a majority of the Board of Directors within any two-year period which is not approved by certain of the directors who were directors at the beginning of such two-year period or
(iii) the stockholders of the Company approve a merger, consolidation or reorganization involving the Company; there is a complete liquidation or dissolution of the Company; or the Company enters into an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

RABBI TRUST

     The Company is authorized to enter into a Rabbi Trust, which is intended to be a grantor trust under Section 671 of the Code. The Rabbi Trust may be funded by the Company at any time but is required to be funded upon a Change in Control or a threatened Change in Control. Funding must be in an amount sufficient to provide for the payment of all benefits provided for under the Termination Protection Agreements. The Rabbi Trust will also provide funds for litigation on behalf of the participants in such plans to the extent necessary to ensure their rights thereunder. The Rabbi Trust will be a trust of which the Company, for tax purposes, is the beneficiary. The trust assets, as assets of the Company, will be subject to the claims of the Company's creditors in the event of the Company's bankruptcy or insolvency.

PAYMENTS UPON A CHANGE IN CONTROL

     Assuming that a Change in Control had occurred on August 30, 1996, that all of the Named Officers were still employed on that date and that the Named Officers' employment had terminated on that date, the approximate cash payment that would have been made by virtue of all change in control protections implemented by the Company (not including the gross-up payments or amounts to purchase the Named Officers' primary residences) to Messrs. Daniel F. O'Sullivan, Tyrone E. Riegel, Thomas M. O'Sullivan, Jr., Rowland H. Geddie, III and E. Thomas Riegel would have been approximately $827,501, $553,727, $288,546, $271,587 and $287,534, respectively. The amount of the gross-up payment, if any, to be paid may be substantial and will depend upon numerous factors, including the price per share of Common Stock and the extent, if any, that payments or benefits made to the Executives constitute "excess parachute payments" within the meaning of Section 280G of the Code.

                         COMPENSATION  COMMITTEE  INTERLOCKS
                              AND  INSIDER  PARTICIPATION

     The members of the Compensation Committee (the "Committee") are William C. Bousquette, Charles G. Hanson and Ronald G. Stegall. No member of the Committee was an officer or employee of the Company or its subsidiaries during the fiscal year ended June 30, 1996 and none was formerly an officer of the Company or any of its subsidiaries, except that Mr. Bousquette was a Vice President of O'Sullivan Industries, Inc. from July 12, 1991 until February 7, 1994. In addition, no executive officer of the Company serves on the board of directors or the compensation committee of another entity where a Committee member is employed.

                           COMPENSATION  COMMITTEE  REPORT
                             ON  EXECUTIVE  COMPENSATION

     The Compensation Committee (the "Committee") was established in February 1994 and is composed entirely of non-employee directors.

     The Company's officer compensation plan is designed to provide competitive executive compensation that has a significant component contingent upon the enhancement of stockholder value while also taking into account the impact on stockholder value of stock market actions that are beyond the control of Company management. The Committee believes that base salary and target incentive compensation for executive officers should approximate averages of publicly traded manufacturing companies whose annual revenues approximate those of the Company, with adjustments for the Company's performance. Incentive compensation should be a significant part of overall compensation and should be contingent based on the level of achievement of targeted financial goals. Individual compensation levels should reflect individual responsibilities, performance and experience, in addition to Company performance. The Committee also believes the executive officers should have a substantial equity ownership interest, both through direct ownership and through stock options and other stock-based awards, to provide long-term incentives which closely link executive compensation to the Company's long-term performance and return to stockholders.

     For fiscal 1996, the Committee reviewed total compensation levels and compared them with officers of publicly held manufacturing companies and other companies similar in size and revenues with the Company. In the review, a national compensation consulting firm compared the Company's compensation practices with those of durable-goods manufacturers with similar projected annual revenues. Executive officer salaries were adjusted based upon an analysis of the total compensation of officers with similar responsibilities at similarly sized durable-goods manufacturers, also considering the individual's responsibilities, experience and performance and the Company's performance. The salaries of the Named Officers were at or below the competitive market average of the companies surveyed for their respective positions. As a result of the Company's performance in fiscal 1995, the Committee determined to leave salaries unchanged for fiscal 1996. (The increases in salaries between fiscal 1995 and fiscal 1996 represent increases in compensation effective January 1, 1995.)

     The Company established an officer incentive plan based on Company performance for fiscal 1996. Incentive award opportunities were established as a percentage of each participant's salary based on data from the compensation survey and advice provided by outside compensation specialists, so that total cash compensation opportunities would be at or below the competitive market average for better-than-average performance. Payment of the awards was based upon the achievement of Company performance goals for earnings and sales. Because the earnings goal was not achieved, incentive compensation was substantially below the targeted amounts.

     In September 1995, the Committee determined that the options to purchase 775,000 shares of Common Stock granted to executive officers in connection with the Offerings were not providing any incentive. With the agreement of the executive officers, such options were cancelled. In November 1995, the Committee awarded eight executive officers options covering an aggregate of 131,000 shares of Common Stock with an exercise price equal to the market value of the Common Stock on the date of grant. The award levels were determined after consultation with a national compensation consulting firm regarding levels of annual long-term incentive awards to officers of similarly sized durable-goods manufacturers. Mr. Terry L. Crump was awarded options covering an aggregate of 25,000 shares of Common Stock upon joining the Company as its Vice President-Finance and Chief Financial Officer. The Committee believes that an ongoing options program can serve as an effective long-term incentive compensation program for the Company's officers.

     In July 1996, the Committee reviewed compensation for executive officers of the Company. The Committee reviewed salaries, incentive compensation and stock option grants. With respect to each component and total compensation, the Committee reviewed survey information for manufacturing companies with sales comparable to those of the Company. The surveys indicated salaries and total compensation for the Company's executive officers were below, in some cases substantially, those of most executives holding comparable positions. The Committee also reviewed the performance of the Company during fiscal 1996, noting the improvements in the last half of the fiscal year. Accordingly, the Committee recommended, and the Board of Directors approved, an increase in the salaries of the executive officers of the Corporation averaging 4.9%, effective July 1, 1996.

     The Committee also reviewed the Company's incentive compensation program. The program was revised to provide incentives for the executive officers of the Company to increase sales and earnings and to manage working capital efficiently. The Committee plans to review the incentive compensation program quarterly to ensure that it is providing the proper incentive to executive officers to improve the Company's sales, profitability and stock price.

     The Committee also reviewed stock options. Because of the September 1995 cancellation of the options granted in connection with the Offerings, the Committee felt management had inadequate long-term incentives. Accordingly, the Committee granted Special Options to the executive officers and other key employees of the Company. The Special Options contain performance objectives that govern the exercisability and expiration of the Special Options. To the extent certain performance objectives regarding (a) Company quarterly earnings measured against Company goals and (b) percentage sales increases measured against a competitor are met, the Special Options become exercisable in one-third increments on each of the first three anniversaries of the date of grant and expire ten years after the date of grant. To the extent the performance objectives are not met, the Special Options become exercisable on August 10, 2003, and expire on September 10, 2003. The Committee also awarded an annual grant of stock options in July 1996. See "Fiscal 1997 Option Grants" on page 9. The Committee believes that these stock option grants will help provide appropriate long-term incentives for the executive officers and key employees of the Company to increase stockholder value.

     On July 1, 1996, the Company named Mr. Richard D. Davidson as President and Chief Operating Officer of the Company. The Committee established
Mr. Davidson's salary at $210,000, set an annual incentive compensation goal of 65% of Mr. Davidson's salary and awarded him a Special Option covering 50,000 shares and an annual option covering 50,000 shares of Common Stock.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Chief Executive Officer's salary was reviewed in November 1995 based upon his responsibilities, experience and a comparison with the chief executive salaries and incentive compensation of other durable-goods manufacturing companies with similar annual revenues. Because of the Company's performance in fiscal 1995, his salary was left unchanged for fiscal 1996. Because the earnings performance goal was not met, his incentive compensation for the year ending June 30, 1996 was $57,632, well below target levels. In November 1995, the Committee awarded Mr. O'Sullivan options covering 36,000 shares of Common Stock.

     The Committee reviewed the Chief Executive Officer's compensation as part of the review of the compensation for executive officers for fiscal 1997.
Mr. O'Sullivan's salary was substantially below that of the median for chief executive officers of other durable-goods manufacturing companies with revenues comparable to the Company. After considering the Chief Executive Officer's performance over fiscal 1996, the Committee recommended a salary increase of $10,000, or 4.5%, for Mr. O'Sullivan. The Committee also increased his target for incentive compensation from 65% to 70%. To provide increased long-term incentives to Mr. O'Sullivan, he was awarded a Special Option covering 100,000 shares of Common Stock (with the performance objectives described above) and an annual option covering 36,000 shares of Common Stock.

     With its still relatively low salary and higher contingent compensation, the Committee believes that the adjusted compensation package for the Chief Executive Officer is designed to emphasize the need for improved performance at the Company, which should lead to increased stockholder value.

TAX POLICY

     The Omnibus Budget Reconciliation Act of 1993 amended the Code to limit, with certain exceptions, the allowable tax deduction that a publicly held corporation may take for compensation paid or accrued to the Chief Executive Officer and the four other highest-paid executive officers named in the Summary Compensation Table on page 7. While the Committee cannot predict with certainty how the Company's compensation might be affected, the Committee intends to try to preserve the tax deductibility of all future executive compensation while maintaining the programs and strategies described in this report. The submission of the Company's Amended and Restated 1994 Incentive Compensation Plan for stockholder approval will preserve tax deductibility for the plan under current tax law.

                                COMPENSATION COMMITTEE

           Ronald G. Stegall    William C. Bousquette    Charles G. Hanson



                                  PERFORMANCE  GRAPH

     The graph below compares the cumulative total stockholder return on the Common Stock against the cumulative total return on the S&P Corporate-500 Stock Index and the S&P Household Furnishings and Appliance Index (assuming $100 was invested on January 27, 1994 in Common Stock and that $100 was invested on December 31, 1993 in the stocks comprising the S&P Corporate-500 Stock Index and the S&P Household Furnishings and Appliance Index and also assuming the reinvestment of all dividends).

     The historical stock price performance of the Common Stock shown on the graph below is not necessarily indicative of future price performance.

     The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except in the event that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                   COMPARISON OF 29 MONTH CUMULATIVE TOTAL RETURN*
           AMONG O'SULLIVAN INDUSTRIES HOLDINGS, INC., THE S & P 500 INDEX
                AND THE S & P HOUSEHOLD FURNISHINGS & APPLIANCES INDEX


                                                                 Cumulative Total Return
                                   ------------------------------------------------------------------------------------
                                   1/27/94   3/94   6/94   9/94    12/94   3/95    6/95    9/95    12/95   3/96     6/96
O'SULLIVAN INDS HLDGS INC     OSU     100     81     52      50      52      41      32      32      27      24      31

S & P 500                     1500    100     96     97     101     101     111     122     131     139     147     153

S & P HOUSEHLD FURN & APPL    IHHF    100     98     88      85      82      89      90      97      99     102      96

Section 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, executive officers and any persons holding 10% or more of Common Stock are required to report their ownership of the Company's securities and any changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during the fiscal year ended June 30, 1996. All of these filing requirements were satisfied by the Company's directors and executive officers, except that (a) Mr. Michael P. O'Sullivan did not include in his Form 3 report 2,981 shares of Common Stock held in his IRA and 405 shares held in his spouse's IRA, and (b) Mr. Daniel F. O'Sullivan did not timely report two purchase transactions in March 1996 for a total of 3,600 shares of Common Stock. Such holdings and transactions were reported in August 1996.

              APPROVAL OF AMENDED AND RESTATED 1994 INCENTIVE STOCK PLAN

     The Company's Board of Directors is requesting that the stockholders of the Company approve the O'Sullivan Industries Holdings, Inc. Amended and Restated 1994 Incentive Stock Plan (as amended and restated, the "ISP") and the issuance of certain Special Options awarded under the ISP. The ISP has been amended and restated for three principal reasons:

     1. to increase the total number of shares available for grant under the ISP from 1,500,000 shares to 2,500,000 shares;

     2. to comply with certain restrictions necessary to conform the ISP to the deductibility requirements of Section 162(m) of the Code; and

     3. to take advantage of the amendments adopted in May 1996 by the Securities and Exchange Commission to Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

     Section 162(m) of the Code provides that a corporation may not deduct compensation in excess of $1,000,000 paid to an executive named in the Compensation Table in its proxy statement (a "Named Executive Officer"), with specified exceptions. One exception is for compensation paid to Named Executive Officers under stock-based incentive plans such as the ISP that have been approved by the Company's stockholders. Accordingly, the Board is requesting approval of the ISP by the stockholders of the Company.

     The Board is also requesting approval of the Special Option awards under the ISP. Under the terms of the ISP prior to its amendment and restatement, the ISP required that any cancellation and reissue of options under the ISP that resulted in a reduction in the exercise price of such options be approved by the Company's stockholders. Holders of options issued in connection with the Offerings in 1994 surrendered those options in September 1995, largely to eliminate the charge to earnings associated with the options. Under the terms of the ISP, the shares underlying such options became available for regrant under the ISP. On July 1, 1996, the Compensation Committee awarded a portion of these options to executive officers and key employees of the Company as Special Options. Because the price of the Company's stock has declined since February 1994, the exercise price of the July 1996 options was lower than the exercise price of the cancelled options. However, the Special Options contain performance objectives that substantially affect the exercisability and expiration of the options. The Special Options are conditioned on approval of their grant at the 1997 Annual Meeting of Stockholders. If the ISP and the awards granted thereunder are not approved, the Committee may consider other means to provide proper incentives to its officers and key employees.

     Approximately 53 key employees and five outside directors have received outstanding awards under the old ISP. Under the old ISP, options to purchase an aggregate of 1,206,700 shares of Common Stock have been awarded and are outstanding, and 19,950 shares of restricted Common Stock have been issued.

AMENDMENTS TO THE ISP

     A copy of the Company's 1994 Incentive Stock Plan, as amended and restated, is attached as an appendix to this Proxy Statement. The following paragraphs summarize the changes from the ISP prior to its amendment and restatement (the "old ISP").

     INCREASE IN SHARES AVAILABLE UNDER THE ISP. Over the past three years, awards under the old ISP, net of cancellations, total 1,226,650 of the 1,500,000 shares of Common Stock authorized under the old ISP. In order to ensure that an adequate number of shares are available for grant under the ISP, the Board approved an increase in the number of shares that may be awarded under the ISP from 1,500,000 shares to 2,500,000 shares. The Board currently believes that this amount will be sufficient for the operation of the ISP for several years.

     AMENDMENT TO CONFORM TO IRC SECTION 162(m). As originally adopted, the old ISP did not limit the amount of securities that could be awarded to any one participant as required by Section 162(m). The ISP places such limits on stock-based awards to 250,000 shares to any one person per year. Cash-based awards are limited to $250,000 per person per year. These limits are to be adjusted in the event of a change in the capitalization of the Company that would also require a similar adjustment to outstanding options and other awards under the ISP.

     AMENDMENTS TO CONFORM TO REVISED RULE 16b-3. A number of the changes to the old ISP are the result of the adoption by the Securities and Exchange Commission of a substantially revised Rule 16b-3 on May 30, 1996. The revised rule is the result of the Commission's premise that "[T]ransactions between an issuer and its officers and directors are intended to provide a benefit or other form of compensation to reward service or to incentivize performance.
Generally, these transactions do not appear to present the same opportunities for insider profit on the basis of non-public information as to market transactions by officers and directors." This change in philosophy led to a simpler system for the exemption transactions between an officer or a director and an issuer from the strictures of Section 16(b) of the Exchange Act. The changes to old Rule 16b-3 led to the following changes in the old ISP.

     NON-EMPLOYEE DIRECTORS MAY SERVE ON THE COMPENSATION COMMITTEE. The revised Rule 16b-3 eliminates the concept of a "disinterested director" in favor of a "non-employee director" for the persons who may grant awards under the ISP.
 As the term indicates, a "non-employee director" is a director of the Company who is not employed by the Company and who does not receive compensation from the Corporation other than as a director in excess of specified amounts (with exceptions, $60,000 per year). Examples of the other types of compensation that might render a Director ineligible to serve on the Committee include consulting fees, contractual benefits, legal or investment banking fees. The ISP incorporates the definition of "non-employee director" as provided in revised Rule 16b-3.

     NON-TRANSFERABILITY RESTRICTIONS EASED. Old Rule 16b-3 prohibited the transfer of awards under a plan such as the ISP. This restriction was removed with the adoption of the revised Rule 16b-3. Section 7.2 of the ISP has been amended to provide that options and other awards under the ISP may be transferred to a member of the grantee's immediate family or to a charitable organization. The Board believes that awards under the ISP should not be freely transferable because the grantee would not thereafter have the incentives to maximize stockholder value that is one of the goals of the ISP. The Committee felt, however, that the limited transfers permitted by the ISP would not have this effect.

     EXERCISE OF OPTIONS BY DELIVERY OF PREVIOUSLY OWNED SHARES. A staff interpretation of old Rule 16b-3 provided that a right to deliver previously owned shares for the exercise price of an option or the right to elect to have shares withheld to pay taxes due upon exercise was a separate security requiring
Section 16 reporting. Accordingly, the old ISP and many similar plans provided that such provisions could be exercised only in the discretion of the Committee. Revised Rule 16b-3 reversed this position. Accordingly, the ISP provides that grantees of options have the right to surrender previously owned shares in payment of the exercise price of options and to request that shares be withheld in order to pay withholding taxes applicable to the exercise of an option.

     EXERCISE OF STOCK APPRECIATION RIGHTS FOR CASH. The old ISP provided that payment upon the exercise of a stock appreciation right can be made in cash only during window periods specified by old Rule 16b-3. The window periods were eliminated in the revised Rule 16b-3. Because the Company still has concerns about the potential for abuse of the exercise of stock appreciation rights, however, the ISP provides that stock appreciation rights may be exercised for cash only upon compliance with the Company's pre-trading clearance policy.

     PLAN AMENDMENTS. Pursuant to old Rule 16b-3, the old ISP provided that material amendments to the ISP would not become effective unless approved by the stockholders of the Company. The old ISP also limited the amendment of the provisions of the formula grants to outside directors to not more than once every six months, excluding amendments to comport with regulatory rule changes. Finally, any option repricing had to be approved by the stockholders. Revised Rule 16b-3 eliminates the requirement to submit amendments of the ISP to the stockholders, so these provisions have been eliminated from the ISP. The ISP also does not contain the requirement that repriced option grants be submitted to the stockholders for approval. Pursuant to the rules of the New York Stock Exchange, however, stockholder approval must still be obtained prior to any increase in the number of shares issuable under the ISP.

SUMMARY OF THE AMENDED AND RESTATED 1994 INCENTIVE STOCK PLAN

     Under the ISP, designated officers, employees, directors and consultants (collectively, "Eligible Employees") of the Company are eligible to receive awards in the form of stock options, stock appreciation rights, restricted stock grants or performance awards. Non-employee directors automatically receive, on the first trading day of September of each year, options to purchase 1,000 shares of Common Stock under the ISP. The ISP is intended to promote the long-term financial interests of the Company by encouraging employees and others to acquire an ownership position in the Company and to provide incentives for performance. The ISP was approved in January 1994 and was amended and restated in September 1996.

     An aggregate of 2,500,000 shares of Common Stock have been reserved for issuance under the ISP, subject to adjustment in the event of a stock split, stock dividend or other change in the Common Stock or the capital structure of the Company. As of September 13, 1996, the closing price for the Common Stock on the New York Stock Exchange was $9.625 per share.

     The ISP is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the ISP, the Compensation Committee is authorized to determine who may participate in the ISP, the number and types of awards made to each participant and the terms, conditions and limitations applicable to each award. In addition, the Compensation Committee has the exclusive power to interpret the ISP and to adopt such rules and regulations as it may deem necessary or appropriate for purposes of administering the plan. The Board of Directors is authorized to amend, modify or terminate the ISP to meet any changes in legal requirements or for any other purpose permitted by law.

     STOCK OPTIONS.   Under the ISP, the Compensation Committee is authorized to grant options to purchase shares of Common Stock, including options qualifying as ISO's under Section 422 of the Code, and NSO's to Eligible Employees and as additional compensation for their services to the Company. Options granted will be subject to adjustment in the event of a stock split, stock dividend or other change in the Common Stock or the capital structure of the Company.

     Options shall be exercisable over such period as may be determined by the Compensation Committee, but no stock option may be exercised after ten years from the date of grant. Options may be exercisable in installments and upon such other terms as determined by the Compensation Committee. Options will be evidenced by option agreements. The purchase price of Common Stock subject to an option shall not be less than 100% of the Fair Market Value (as defined in the ISP) of such Common Stock on the date of grant. The purchase price of Common Stock under any options shall be paid in full in cash, Common Stock or a combination of both. For outstanding grants of options to certain executive officers of the Company, see the tables on pages 8 and 9.

     STOCK APPRECIATION RIGHTS.   Under the ISP, the Compensation Committee also
may grant stock appreciation rights either in tandem with an option or alone. Stock appreciation rights granted in tandem with a stock option may be granted at the same time as the stock option or at a later time. A stock appreciation right shall entitle the participant to receive from the Company an amount payable in cash, in shares of Common Stock or in a combination of cash and Common Stock equal to the positive difference between the fair market value of a share of Common Stock on the date of exercise and the grant price, or such lesser amount as the Compensation Committee may determine. No stock appreciation right shall be exercisable earlier than six months after grant, except upon the occurrence of a change in control. Stock appreciation rights may be exercised for cash only upon compliance with the Company's pre-trading clearance policy. No stock appreciation rights have been issued under the ISP.

     RESTRICTED STOCK AWARDS.   Under the ISP, the Compensation Committee may
grant shares of restricted Common Stock, which are subject to forfeiture under such conditions and for such period of time (not less than one year) as the Compensation Committee may determine. The Compensation Committee shall determine the conditions or restrictions of any restricted Common Stock awards, which may include restrictions on transferability, requirements of continued employment, individual performance or the Company's financial performance.

     In 1994, the Company awarded Messrs. Daniel F. O'Sullivan and Tyrone E. Riegel restricted shares of Common Stock under the ISP having a value equal to the value of all Tandy options (whether vested or unvested) held by each of them at the time of the Offerings. The value of the Tandy options held by Messrs. O'Sullivan and Riegel was based on the positive difference between the exercise price of the options and the average of the high and low prices per share of Tandy common stock on the closing date of the Offerings.
Mr. O'Sullivan and Mr. Riegel received 13,587 and 6,363 shares of restricted Common Stock, respectively.

     To receive restricted Common Stock of the Company, Messrs. O'Sullivan and Riegel agreed to the cancellation of all of their Tandy option agreements. The restricted Common Stock becomes vested as to one-fifth of such shares on each of the first five anniversaries of the date of the award, if they are still employed by the Company. The restrictions on resale by Messrs. O'Sullivan and Riegel will lapse five years after the consummation of the Offerings. The restrictions will also lapse upon death, disability, retirement at age 55 or older or termination without cause.

     PERFORMANCE AWARDS.   The Compensation Committee in its discretion may
grant awards of performance units or performance shares to an employee contingent upon the attainment of a specified objective during a specified period of time. Performance units may be denominated in shares of Common Stock or a specified dollar amount and are contingent upon attainment of the specified performance objectives within the specified period of time. Performance shares will be awarded in the form of shares of Common Stock. The Compensation Committee will determine the total number of performance shares subject to an award, the terms of the performance shares and the time at which the performance shares will be issued. Performance shares may not be sold, transferred, assigned, pledged or otherwise encumbered so long as such performance shares remain restricted.

     STOCK OPTIONS FOR NON-EMPLOYEE DIRECTORS.   Under the ISP, each
non-employee director will automatically be granted, on the first trading day in September of each year, an option to purchase 1,000 shares of Common Stock. The option exercise price will be equal to 100% of the Fair Market Value of the Common Stock on the trading day prior to the date of grant. The options will become exercisable in one-third increments, on each of the first, second and third anniversaries of the grant date, and will expire ten years after the date of grant. The option price may be paid in cash, shares of Common Stock or a combination of cash and shares. If a non-employee director's service terminates for any reason, options that are not then exercisable shall be cancelled and options that are then exercisable may be exercised at any time within 90 days after the date of such termination (but not later than ten years from the date of grant). The portion of the ISP applicable to non-employee directors is designed to operate automatically and not require administration.

     LIMITATIONS ON AWARDS AND OPTIONS. The ISP provides that the Committee may not grant share-based Awards and Options relating to more than 250,000 shares of Common Stock to any participant during any fiscal year of the Company. The grant of an Option to purchase Shares and a Stock Appreciation Right in connection therewith shall be deemed to relate to the same Shares. The 250,000 share limit shall be subject to adjustment as provided in the event of a stock split, stock dividend or other change in the Common Stock or the capital structure of the Company. In addition, the Committee shall not grant dollar-based awards in excess of $250,000 to any Eligible Employee during any fiscal year of the Company.

TAX CONSEQUENCES OF THE ISP

     THE FOLLOWING DISCUSSION IS A GENERAL SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES UNDER CURRENT LAW OF AWARDS GRANTED UNDER THE ISP. THIS INFORMATION IS NOT A DEFINITIVE EXPLANATION OF THE TAX CONSEQUENCES OF SUCH AWARDS.

     OPTIONS.   In general, an Optionee will not recognize taxable income upon the grant or exercise of an ISO, and the Company will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares of Stock received over the exercise price of the Options will be treated as an adjustment to the Optionee's alternative minimum taxable income. In order for the exercise of an ISO to qualify for this tax treatment, the Optionee generally must be an employee of the Company from the date the ISO is granted through the date three months before the date of exercise (one year preceding the date of exercise in the case of an Optionee whose employment is terminated due to disability). The employment requirement does not apply where an Optionee's employment is terminated due to his or her death.

     If the Optionee has held the shares of Stock acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, when the Optionee disposes of the shares, the difference, if any, between the sales price of the shares and the exercise price of the Option will be treated as a long-term capital gain or loss. If the Optionee disposes of the shares prior to satisfying these holding period requirements

(a "disqualifying disposition"), the Optionee will recognize ordinary income (taxable as compensation) at the time of the disqualifying disposition, generally in an amount equal to the excess of the fair market value of the shares at the time the Option was exercised over the exercise price of the Option. The balance of the gain realized, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the Option was exercised. If the Optionee sells the shares in a disqualifying disposition at a price below the fair market value of the shares at the time the Option was exercised, the amount of ordinary income (taxable as compensation) will be limited to the amount realized on the sale over the exercise price of the Option. If the Company complies with certain requirements, the Company will be allowed a business expense deduction to the extent the Optionee recognizes ordinary income.

     In general, an Optionee who receives an NSO will recognize no income at the time of the grant of the Option. Upon exercise of an NSO, an Optionee will recognize ordinary income (taxable as compensation) in an amount equal to the excess of the fair market value of the shares of Stock on the date of exercise over the exercise price of the Option. The basis in shares acquired upon exercise of an NSO will equal the fair market value of such shares at the time of exercise, and the holding period of the shares (for capital gain purposes) will begin on the date of exercise. If the Company complies with certain requirements, it will be entitled to a business expense deduction in the same amount and at the same time as the Optionee recognizes ordinary income.

     The foregoing discussion assumes that at the time of exercise, the sale of the shares of Stock at a profit would not subject the Optionee to liability under Section 16(b) of the 1934 Act. Special rules may apply with respect to persons who may be subject to Section 16(b) of the 1934 Act (which rules may have the effect of deferring the time at which a taxable event will be considered to have occurred in connection with the exercise of an Option).

     Generally, if an Optionee delivers previously owned shares to pay the exercise price, no gain or loss will be recognized in respect of the shares delivered, and there will be a carryover basis and holding period for a like number of shares acquired. If, however, the shares delivered were acquired upon exercise of an ISO and are delivered prior to the Optionee's satisfying the ISO holding period requirements described above, the delivery of shares will constitute a disqualifying disposition as to which the rules described above will apply. If the Option being exercised is an NSO, ordinary income (taxable as compensation) will be recognized only on the additional shares acquired and will be equal to the fair market value of the shares on the date of exercise less any additional cash paid. Special rules apply in computing the amount and character of an Optionee's income (or loss) upon the subsequent sale of shares acquired upon the exercise of an ISO where the exercise price is paid by the delivery of previously owned shares.

     In general, if an Option is surrendered for payment in connection with a Change in Control or upon exercise of a Stock Appreciation Right, the Optionee will recognize ordinary income (taxable as compensation) in an amount equal to the cash payment or the fair market value of the shares of Stock received, and the Company will be entitled to a business expense deduction in the same amount.

     STOCK APPRECIATION RIGHTS. Upon exercise of a Stock Appreciation Right, the Grantee will recognize ordinary income (taxable as compensation) in an amount equal to the cash or the fair market value of the shares received on the exercise or payment date. If the Company complies with certain requirements, it will be entitled to a business expense deduction in the same amount and at the same time as the Grantee of a Stock Appreciation Right recognizes ordinary compensation income.

     RESTRICTED STOCK.   In the absence of a Section 83(b) election (as
described below), a Grantee who receives Restricted Stock that is subject to a substantial risk of forfeiture will recognize no income at the time of grant. When the restrictions expire, a Grantee will recognize ordinary income (taxable as compensation) equal to the fair market value of the Stock when the restrictions expire over the amount paid for the Restricted Stock (if any). If the restrictions applicable to a grant of Restricted Stock expire over time (for example, if the restrictions on 20% of a grant expire on each anniversary of the date of grant), the Grantee will include an appropriate portion of the shares as ordinary income (taxable as compensation) as the restrictions expire. The Grantee's basis in the Stock is equal to the amount included in income on the expiration of the restrictions and the amount paid (if any), and the holding period begins when the restrictions end. Any disposition of the Stock will result in a long- or short-term capital gain or loss (depending on the time the Stock is held after the restrictions end). Dividends received by the Grantee constitute ordinary income (taxable as compensation) in the year received. The Company will be entitled to a deduction equal to the fair market value of the Stock when it is included in the Grantee's income, and also is entitled to a business expense deduction for dividends paid to the Grantee on Stock which remains subject to restrictions.

     If a Section 83(b) election is made within 30 days of the initial grant, the Grantee must include the fair market value of the Stock on the date of grant as ordinary income (taxable as compensation) as of the date of grant and the holding period begins at the time the Restricted Stock is granted. The Company is entitled to a corresponding business expense deduction for the grant, but dividends on the Stock would not be deductible. Any subsequent disposition of the Stock by the Grantee, other than by forfeiture, would result in capital gain or loss, which would be long- or short-term depending on the holding period. No deduction is permitted to a Grantee who has made the Section 83(b) election and who subsequently forfeits the Restricted Stock, other than a deduction for the amount (if any) a Grantee paid for the Restricted Stock, which is treated as a long-or short-term capital loss, depending on the holding period.

     PERFORMANCE AWARDS.   Generally, in the case of Performance Units and
Performance Shares the Grantee will recognize ordinary income (taxable as compensation) at the end of the Performance Cycle when they are no longer subject to a substantial risk of forfeiture (subject to the special rules applicable if the Performance Units are paid in Restricted Stock) in an amount equal to the amount of cash or fair market value of property received. The Company will be entitled to a business expense deduction in the same amount and at the same time as the Grantee recognizes ordinary income.

     EXCISE TAXES.   Under certain circumstances, the accelerated vesting or
exercise of Options or Stock Appreciation Rights, or the accelerated lapse of restrictions on other Awards, in connection with a Change in Control might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the Grantee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

     The Plan is not qualified under Section 401(a) of the Code.

EFFECT OF CHANGE IN CONTROL.

     The ISP provides for the acceleration of certain benefits in the event of a "Change in Control" of the Company. A Change in Control will be deemed to have occurred if either (i) any person or group acquires beneficial ownership of 15% of the voting securities of the Company, (ii) there is a change in the composition of a majority of the Board of Directors within any two-year period which is not approved by certain of the directors who were directors at the beginning of such two-year period or (iii) the stockholders of the Company approve a merger, consolidation or reorganization involving the Company; there is a complete liquidation or dissolution of the Company; or the Company enters into an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

                           STOCKHOLDER  PROPOSALS  FOR  THE
                                1997  ANNUAL  MEETING

     In order for proposals of stockholders to be considered for inclusion in the proxy statement for the 1997 Annual Meeting of Stockholders of the Company, such proposals must be received by the Secretary of the Company by May 29, 1997.

     Stockholders who wish to nominate persons for election as directors at the 1997 Annual Meeting, which is now scheduled to be held on November 13, 1997, must give notice of their intention to make a nomination in writing to the Secretary of the Company on or before August 18, 1997. Each notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission as then in effect; and (e) the consent of each nominee to serve as a director of the Company if so elected.

                               INDEPENDENT  ACCOUNTANTS

     The Board selected Price Waterhouse as independent accountants for fiscal 1996. Representatives of Price Waterhouse are expected to be present at the Annual Meeting with an opportunity to make a statement and respond to appropriate questions.

                                    ANNUAL  REPORT

     A copy of the Company's Annual Report for the fiscal year ended June 30, 1996 is being mailed to stockholders with this Proxy Statement. Stockholders who do not receive a copy of such Annual Report may obtain a copy without charge by writing or calling the Secretary, O'Sullivan Industries Holdings, Inc., 1900 Gulf Street, Lamar, Missouri 64759-1899, telephone number 417-682-3322.

                                    OTHER  MATTERS

     As of the date of this Proxy Statement, management of the Company has no knowledge of any other business to be presented to the meeting. If other business is properly brought before the meeting, the persons named in the Proxy will vote according to their discretion.


                              O'SULLIVAN  INDUSTRIES  HOLDINGS,  INC.





Lamar, Missouri
September 26, 1996

                                                                        APPENDIX

                         O'SULLIVAN INDUSTRIES HOLDINGS, INC.
                    AMENDED AND RESTATED 1994 INCENTIVE STOCK PLAN

     The O'Sullivan Industries Holdings, Inc. 1994 Incentive Stock Plan, as amended to date, is hereby further amended and restated to read as follows, effective September 20, 1996:

     1.   PURPOSE.

     The purpose of this Plan is to strengthen O'Sullivan Industries Holdings, Inc. (the "Company") by providing an incentive to its key employees, consultants and advisors and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to directors, key employees, consultants and advisors of the Company and its subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units and Performance Shares (as each term is hereinafter defined).

     2.   DEFINITIONS.  For purposes of the Plan:

     2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the 90 day period ending on the date of a Change in Control.

     2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

     2.3 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award or any or all of them.

     2.4  "Board" means the Board of Directors of the Company.

     2.5 "Cause" means the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

     2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

     2.7 A "Change in Control" shall mean the occurrence during the term of the Plan of:

          (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 15% or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

          (b) The individuals who, as of February 1, 1994, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent

Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c)  Approval by stockholders of the Company of:

               (i) A merger, consolidation or reorganization involving the Company, unless

                    (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least 60% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                    (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation,

                    (C) no Person other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of 15% or more of the then outstanding Voting Securities has Beneficial Ownership of 15% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

                    (D) a transaction described in clauses (A) through (C) shall herein be referred to as a "Non-Control Transaction";

               (ii)  A complete liquidation or dissolution of the Company; or

               (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     2.8  "Code" means the Internal Revenue Code of 1986, as amended.

     2.9 "Committee" means the Organization and Compensation Committee of the Board consisting solely of at least two (2) Non-Employee Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

     2.10 "Company" means O'Sullivan Industries Holdings, Inc.

     2.11 "Director Option" means an Option granted pursuant to Section 5.

     2.12 "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

     2.13 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

     2.14 "Eligible Employee" means any Director, officer or other key employee or consultant or advisor of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

     2.15 "Employee Option" means an Option granted pursuant to Section 6.

     2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.17 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

     2.18 "Grantee" means a person to whom an Award has been granted under the Plan.

     2.19 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

     2.20 "IPO" means the initial public offering of the Company's common stock.

     2.21 "Non-Employee Director" means a director who is a "non-employee director" of the Company or any Subsidiary as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor provision.

     2.22 "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

     2.23 "Option" means a Employee Option, a Director Option, or either or both of them.

     2.24 "Optionee" means a person to whom an Option has been granted under the Plan.

     2.25 "Outside Director" means a Director of the Company who is not an employee of the Company or any Subsidiary.

     2.26 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

     2.27 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

     2.28 "Performance Cycle" means the time period specified by the Committee at the time a Performance Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

     2.29 "Performance Shares" means Shares issued or transferred to an Eligible Employee under Section 10.

     2.30 "Performance Unit" means Performance Units granted to an Eligible Employee under Section 10.

     2.31 "Restricted Stock" means Shares issued or transferred to an Eligible Employee pursuant to Section 9.

     2.32 "Retirement" means voluntary termination of service as a Director at age 65 or older.

     2.33 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8.

     2.34 "Plan" means the O'Sullivan Industries Holdings, Inc. 1994 Incentive Stock Plan.

     2.35 "Shares" means the common stock, par value $1.00 per share, of the Company.

     2.36 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

     2.37 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

     2.38 "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

     3.   ADMINISTRATION.

     3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and,


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

to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

     3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

          (a) determine those individuals to whom Employee Options shall be granted under the Plan and the number of Incentive Stock Options and/or Non-Qualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

          (b) select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Units, Performance Shares, and/or Shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such Performance Units or Performance Shares, the maximum value of each Performance Unit and Performance Share and make any amendment or modification to any Agreement consistent with the terms of the Plan.

     3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

          (a) to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees and all other persons having any interest therein;

          (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

          (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

          (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     4.   STOCK SUBJECT TO THE PLAN.

     4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 2,500,000. Upon a Change in Capitalization the maximum number of Shares shall be adjusted in number and kind pursuant to
Section 12. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

     4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

          (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

          (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

     4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

     4.4 Notwithstanding anything contained in this Section 4, the number of Shares available for Options and Awards at any time under the Plan shall be reduced to such lesser amount as may be required pursuant to the methods of calculation necessary so that the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future Options and Awards. In addition, during the period that any Options and Awards remain outstanding under the Plan, the Committee may make good faith adjustments with respect to the number of Shares attributable to such Options and Awards for purposes of calculating the maximum number of Shares available for the granting of future Options and Awards under the Plan, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future Options and Awards.

     5.   OPTION GRANTS FOR OUTSIDE DIRECTORS.

     5.1 GRANT. Director Options shall be granted to each Outside Director on the first trading day of September of each year that the Plan is in effect. Each Director Option granted shall be in respect of 1,000 Shares. The purchase price of each Director Option shall be as provided in Section 5.2, and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; PROVIDED, HOWEVER, that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeiture or termination of such Director Options.

     5.2 PURCHASE PRICE. The purchase price for Shares under each Director Option shall be equal to 100% of the Fair Market Value of such Shares on the trading date immediately preceding the date of grant.

     5.3 VESTING. Subject to Section 7.4, each Director Option shall become exercisable with respect to one-third (1/3) of the Shares subject thereto effective as of each of the first, second and third anniversaries of the grant date; PROVIDED, HOWEVER, that the Optionee continues to serve as a Director as of such dates. Notwithstanding the foregoing, if a Director's service terminates by reason of his death, Disability or Retirement, all Director Options then held by the Director which had been granted more than one year prior to his termination shall be fully vested. If an Optionee ceases to serve as a Director for any reason, the Optionee shall have no rights with respect to that portion of a Director Option which has not then vested pursuant to the two preceding sentences and the Optionee shall automatically forfeit that portion of the Director Option which remains unvested.

     5.4 DURATION. Each Director Option shall terminate on the date which is the 10th anniversary of the grant date, unless terminated earlier as follows:

          (a) If an Optionee's service as a Director terminates for any reason other than Retirement, resignation, removal from the Board due to Disability, death or Cause, the Optionee may, for a period of three (3) months after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

          (b) If an Optionee's service as a Director terminates by reason of the Optionee's Retirement or by resignation or removal from the Board due to Disability, the Optionee may, for a period of 12 months after such termination, exercise his or her Option to the extent, and only to the extent that such Option or portion thereof was vested and exercisable, as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

          (c) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

          (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause (a) or (b) of this Section 5.4, the Option granted to the Optionee may be exercised at any time within 12 months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; PROVIDED, HOWEVER, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee's services as a Director.

     6.   OPTION GRANTS FOR ELIGIBLE EMPLOYEES.

     6.1  AUTHORITY OF COMMITTEE.  Subject to the provisions of the Plan and to
Section 4.1 above, the Committee shall have full and final authority to select those Eligible Employees who will receive Options (each an "Employee Option"), the terms and conditions of which shall be set forth in an Agreement; PROVIDED, HOWEVER, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

     6.2 PURCHASE PRICE. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; PROVIDED, HOWEVER, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Incentive Stock Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and the purchase price per Share under each Non-Qualified Stock Option shall not be less than the Fair Market Value of a Share on the date the Non-Qualified Stock Option is granted.

     6.3 MAXIMUM DURATION. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of 10 years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Non-Qualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

     6.4 VESTING. Subject to Section 7.4 hereof, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

     6.5 MODIFICATION OR SUBSTITUTION. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of outstanding Employee Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

     7.   TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

     7.1 NON-TRANSFERABILITY. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than (a) by will or the laws of descent and distribution, or (b) to an immediate family member of the Optionee or to a charitable organization. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs, successors, transferees, donees and other assigns of the Optionee.

     7.2 METHOD OF EXERCISE. The exercise of an Option shall be made only by a written notice which is received by the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or
(ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee. The written notice pursuant to this Section 7.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

     7.3 RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee or his designated broker or dealer and (iii) the Optionee's name or the name of his designated broker or dealer shall have been entered as a stockholder of record with respect to the Shares on the books of the Company, whereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

     7.4 EFFECT OF CHANGE IN CONTROL. Notwithstanding anything contained in the Plan or an Agreement to the contrary, in the event of a Change in Control,
(i) all Options outstanding on the date of such Change in Control


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

shall become immediately and fully exercisable through the expiration of the Option and (ii) an Optionee will be permitted to surrender for cancellation within 60 days after such Change in Control, any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Non-Qualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered; PROVIDED, HOWEVER, that in the case of an Option granted within six (6) months prior to the Change in Control to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation his or her Option during the 60 day period commencing upon the expiration of six (6) months from the date of grant of any such Option.

     8. STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan and the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

     8.1 TIME OF GRANT. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

     8.2  STOCK APPRECIATION RIGHT RELATED TO AN OPTION.

          (a) EXERCISE. Subject to Section 8.6, a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

          (b) AMOUNT PAYABLE. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

          (c) TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON EXERCISE. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right or the surrender of such Option, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

     8.3 STOCK APPRECIATION RIGHT UNRELATED TO AN OPTION. The Committee may grant to Eligible Employees Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.6), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than 10 years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by
(B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

     8.4 METHOD OF EXERCISE. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice received by the Corporate Secretary or the President of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Corporate Secretary or President of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.


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

     8.5 FORM OF PAYMENT. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash. Notwithstanding the foregoing, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Sections 8.2(b) or 8.3 to an officer of the Company or a Subsidiary who is subject to liability under Section 16(b) of the Exchange Act, unless the exercise of such Stock Appreciation Right occurs after the optionee has cleared such exercise pursuant to the Company's pre-trading clearance policy.

     8.6 RESTRICTIONS. Except as provided in Section 8.8, no Stock Appreciation Right or portion thereof may be exercised before the date which is six (6) months after the date of grant.

     8.7 MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

     8.8 EFFECT OF CHANGE IN CONTROL. Notwithstanding anything contained in this Plan to the contrary, in the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. Notwithstanding Sections 8.3 and 8.5, upon the exercise of a Stock Appreciation Right unrelated to an Option or any portion thereof during the 60 day period following a Change in Control, the amount payable shall be in cash and shall be an amount equal to the excess, if any, of (A) the greater of (x) the Fair Market Value, on the date preceding the date of exercise, of the Shares subject to the Stock Appreciation Right or portion thereof exercised and (y) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised; PROVIDED, HOWEVER, that in the case of a Stock Appreciation Right granted within six (6) months prior to the Change in Control to any Grantee who may be subject to liability under Section 16(b) of the Exchange Act, such Grantee shall be entitled to exercise his Stock Appreciation Right during the 60 day period commencing upon the expiration of six (6) months from the date of grant of any such Stock Appreciation Right.

     9.   RESTRICTED STOCK.

     9.1 GRANT. The Committee may grant to Eligible Employees Awards of Restricted Stock, and may issue Shares of Restricted Stock in payment in respect of vested Performance Units (as hereinafter provided in Section 10.2), which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 9.

     9.2 RIGHTS OF GRANTEE. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

     9.3 NON-TRANSFERABILITY. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 9.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

     9.4  LAPSE OF RESTRICTIONS.

          (a) GENERALLY. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award.

          (b) EFFECT OF CHANGE IN CONTROL. Notwithstanding anything contained in the Plan, unless the Agreement evidencing the Award provides to the contrary, in the event of a Change in Control, all restrictions upon any Shares of Restricted Stock shall lapse immediately and all such Shares shall become fully vested in the Grantee.

     9.5 MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

     9.6 TREATMENT OF DIVIDENDS. At the time the Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

     9.7 DELIVERY OF SHARES. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

     10.  PERFORMANCE AWARDS.

     10.1 PERFORMANCE OBJECTIVES. Performance objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) pre-tax profits,
(iii) net earnings or net worth, (iv) return on equity or assets, (v) any combination of the foregoing, or (vi) any other standard or standards deemed appropriate by the Committee at the time the Award is granted. Performance objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in the Capitalization, a change in the tax rate or book tax rate of the Company or any Subsidiary, or any other event which may materially affect the performance of the Company, a Subsidiary or a Division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a Division.

     10.2 PERFORMANCE UNITS. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Employees, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified performance objectives within the Performance Cycle, represent the right to receive payment as provided in
Section 10.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of performance objective attainment; PROVIDED, HOWEVER, that the Committee may at the time a Performance Unit is granted, specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of the Performance Units to which it relates, the performance objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such objectives must be satisfied.

          (a) VESTING AND FORFEITURE. A Grantee shall become vested with respect to the Performance Units to the extent that the performance objectives set forth in the Agreement are satisfied for the Performance Cycle.

          (b) PAYMENT OF AWARDS. Payment to Grantees in respect of vested Performance Units shall be made within 60 days after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to
Section 10.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion, shall determine at any time prior to such payment; PROVIDED, HOWEVER, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

     10.3 PERFORMANCE SHARES. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Employees, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

          (a) RIGHTS OF GRANTEE. The Committee shall provide at the time an Award of Performance Shares is made, the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; PROVIDED, HOWEVER, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

          (b) NON-TRANSFERABILITY. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 10.3(c) or 10.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

          (c) LAPSE OF RESTRICTIONS. Subject to Section 10.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of performance objectives as the Committee may, in its discretion, determine at the time an Award is granted.

          (d) TREATMENT OF DIVIDENDS. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

          (e) DELIVERY OF SHARES. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be mailed to the Grantee with respect to such Shares, free of all restrictions hereunder.

     10.4 EFFECT OF CHANGE IN CONTROL. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control:

          (a)  With respect to the Performance Units, the Grantee shall
(i) become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control, a cash payment within 10 days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

          (b) With respect to the Performance Shares, all restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

          (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable performance objectives.

     10.5 NON-TRANSFERABILITY. No Performance Awards shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

     10.6 MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

     11. EFFECT OF A TERMINATION OF EMPLOYMENT. The Agreement evidencing the grant of each Employee Option and each Award shall set forth the terms and conditions applicable to such Employee Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), as the Committee may, in its discretion, determine at the time the Employee Option or Award is granted or thereafter.

     12.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

          (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the number and class of Shares or other stock or securities which are subject to Director Options issuable under Section 5; (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable; and (iv) the maximum award amount.

          (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

          (c) Any stock adjustment in the Shares or other stock or securities subject to outstanding Director Options (including any adjustments in the purchase price) shall be made only to the extent necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of such Director Option.

          (d) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

     13. EFFECT OF CERTAIN TRANSACTIONS. Subject to Sections 7.7, 8.8, 9.4(b) and 10.4, in the event of (i) the liquidation or dissolution of the Company or
(ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms and each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or

Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share.

     14. TERMINATION AND AMENDMENT OF THE PLAN. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; PROVIDED, HOWEVER, that:

          (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

          (b) To the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations.

     15. NON-EXCLUSIVITY OF THE PLAN. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     16. LIMITATION OF LIABILITY. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

          (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

          (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

          (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

          (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

     17.  REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

     17.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

     17.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     17.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

     17.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

     17.5 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

     17.6 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

     17.7 LIMITATION ON AWARDS AND OPTIONS. Notwithstanding the foregoing, the Committee shall not grant share-based Awards and Options relating to more than 250,000 Shares to any Eligible Employee during any fiscal year of the Company. For the purposes of this Section, the grant of an Option to purchase Shares and a Stock Appreciation Right in connection therewith shall be deemed to relate to the same Shares. The 250,000 limit shall be subject to adjustment as provided in Section 12. In addition, the Committee shall not grant dollar-based awards under this Plan in excess of $250,000 to any Eligible Employee during any fiscal year of the Company.

     18.  MISCELLANEOUS.

     18.1 MULTIPLE AGREEMENTS. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Employee.

     18.2 WITHHOLDING OF TAXES. (a) The Company shall have the right to deduct from any distribution of cash to any Optionee or Grantee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Option or Award. If an Optionee or Grantee is to experience a taxable event in connection with the receipt of Shares pursuant to an Option exercise or payment of an Award (a "Taxable Event"), the Optionee or Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election") to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, modify the provisions of this Section 18.2 or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under
Section 16(b) of the Exchange Act.

          (b)  If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within 10 days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

          (c) The Committee shall have the authority, at the time of grant of an Employee Option or Award under the Plan or at any time thereafter, to award tax bonuses to designated Optionees or Grantees, to be paid upon their exercise of Employee Options or payment in respect of Awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

     19.  EFFECTIVE DATE.  The effective date of the Plan shall be January 22,
1994.

                          O'SULLIVAN -REGISTERED TRADEMARK-
                              INDUSTRIES HOLDINGS, INC.

P
R
O
X
Y
                      O'SULLIVAN INDUSTRIES HOLDINGS, INC.
                     1900 Gulf Street, Lamar, MO 64759-1899

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING ON NOVEMBER 14, 1996

     The undersigned stockholder of O'Sullivan Industries Holdings, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated September 26, 1996 and hereby appoints RICHARD D. DAVIDSON and TYRONE E. RIEGEL, or either of them, as proxies, each with the power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on November 14, 1996, at 10:00 A.M., C.S.T., and at any adjournments or postponements thereof, and to vote all shares of Common Stock, par value $1.00 per share, of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     THE PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE COMPANY'S AMENDED AND RESTATED 1994 INCENTIVE STOCK PLAN AND THE APPROVAL OF SPECIAL OPTION AWARDS UNDER SUCH PLAN AND AS SUCH PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

                        O'SULLIVAN-REGISTERED TRADEMARK-
                            INDUSTRIES HOLDINGS, INC.



ATTACHED BELOW IS A PROXY CARD FOR THE 1996 ANNUAL MEETING OF STOCKHOLDERS OF O'SULLIVAN INDUSTRIES HOLDINGS, INC. PLEASE DETACH THE PROXY CARD AND MARK THE BOXES TO INDICATE HOW YOUR SHARES SHOULD BE VOTED. SIGN AND RETURN YOUR PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



REGARDLESS OF WHETHER YOU PLAN TO ATTEND OUR ANNUAL MEETING OF STOCKHOLDERS ON NOVEMBER 14, 1996, YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY RETURNING YOUR PROXY PROMPTLY.






                                   DETACH HERE





    Please mark
/x/ votes as in
    this example

The Board of Directors recommends that you vote FOR the nominees and FOR the approval of the Company's Amended and Restated 1994 Incentive Stock Plan and the approval of Special Option awards under such plan. This proxy will be voted as specified.

1.  Election of Three Class III Directors
    Nominees: William C. Bousquette, Stewart M. Kasen, Daniel F. O'Sullivan

       FOR                      WITHHOLD
       ALL                    AUTHORITY TO
     NOMINEES  / /       / /  VOTE FOR ALL
                                NOMINEES

/ /
   ---------------------------------------------
To withhold authority to vote for any individual nominee, write that nominee's name on the line provided above and mark the box at left.

Signature:                                         Date:
          ---------------------------------------       ----------------




2.  Approval of the                FOR       AGAINST        ABSTAIN
    Company's Amended and          / /         / /            / /
    Restated 1994 Incentive
    Stock Plan and approval
    of Special Option awards
    under such plan.


    MARK HERE
    FOR ADDRESS     / /
    CHANGE AND
    NOTE AT LEFT

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE EVEN IF YOU PLAN TO ATTEND THE MEETING.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

    Signature:                                           Date:
              -----------------------------------------        --------------